UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2006

SCHICK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-22673	11-3374812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30-00 47th Avenue

Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if

Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On February 10, 2006, Schick Technologies, Inc. issued a press release announcing that it has filed a Preliminary Proxy Statement with the Securities and Exchange Commission in connection with its proposed merger with Sirona Dental Systems. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1: Press Release, dated February 10, 2006, issued by Schick Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHICK TECHNOLOGIES, INC.
(Registrant)

Date:	February 10, 2006
By: /s/ Zvi N. Raskin
Zvi N. Raskin
Secretary and General Counsel